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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                         FORM 8-K/A (Amended)


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) May 30, 2003

          FIRST CANADIAN AMERICAN HOLDING CORPORATION
                        (FORMERLY ADATOM.COM INC.)
     (Exact name of registrant as specified in its charter)


ONTARIO                      000-22967               43-17719999
(State or other jurisdiction
of incorporation)         (Commission File Number)
                                                      (IRS Employer
                                                    Identification No.)


             6021 YONGE STREET, SUITE 212, TORONTO, ONTARIO M2M3W2
            (Address of principal executive offices)

      Registrants telephone number, including area code 416-918-2209


ITEM 1:   Changes in Control of Registrant:

None

ITEM 2:   Acquisition or Disposition of Assets:

The companies that were spun-off on April 14, 2003 Farm Fresh Food Processors Inc. and Form 59 Furniture Design Inc. the basis that they were spun off was incorrect, they were spun-off on the basis of 100% of the common  and  preferred  shares  of  its  wholly  owned  subsidiary  to  the shareholders  of  the  Company  on the basis  of  1  common  share  of  the subsidiary for every 1,000 common shares held by the shareholders of the Registrant and the preferred shares are to be distributed on the basis of 1 preferred share for every 1,000 common shares held by the shareholders of the Registrant. The correct basis should have been that 1 common share of the subsidiary for every 10,000 common shares held by the shareholders of the Registrant and the preferred shares are to be distributed on the basis of 1 preferred share for every 10,000 common shares held by the shareholders of the Registrant.

In addition the number of shares that each of the spin-offs had outstanding on the record date was incorrect, the number of common and preferred shares at the record date of spin-off, should be approximately 30,142,699 common shares outstanding and 30,142,699 preferred shares outstanding instead of the 11,834,138 reported on the April 14, 2003 8K.

All other items reported on the April 14, 2003 8K are correct.

ITEM 3:   Legal Proceedings  Bankruptcy or Receivership:

         None.

ITEM 4:   Changes in Registrant's Certifying Accountant:

         None

ITEM 5:   Other Events:

        None

ITEM 6:   Registrant's Directors and Officers:

The Company's current officers and directors are:

Sandy Winick, President/Director
Sandy Winick, Secretary/Director

ITEM 7:   Market for the Registrants Common Equity and Related Shareholder
Matters:

Shares of the Registrant trade on the OTC - PK under the symbol FCAHF. Note:

The Company has not declared any cash dividends on its common stock.

FORWARD-LOOKING STATEMENTS

Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions;
license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FIRST CANADIAN AMERICAN HOLDING CORPORATION


Date:   May 30, 2003
By:  /S/ Sandy Winick
       Sandy Winick
      President and Secretary